SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): MARCH 15, 2005

                            RIVER CAPITAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                     000-29463               51-0392750
(State or other jurisdiction of        (Commission             (IRS Employer
        incorporation)                 File Number)          Identification No.)

        130 KING STREET WEST, SUITE 3680, TORONTO, ONTARIO M5X 1B1 CANADA
               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code (416) 366-2856

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 1, 2005, the registrant engaged De Meo, Young, McGrath of Fort Lauderdale, LLP ("De Meo, Young, McGrath"), as its principal accountant to audit the registrant's financial statements for the year ending December 31, 2004. The registrant's board of directors has approved the engagement of De Meo, Young, McGrath.

Prior to the engagement of De Meo, Young, McGrath, the registrant had not consulted De Meo, Young, McGrath as to the application of accounting principles to any specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the registrant's financial statements, and no written or oral advice was provided that was an important factor considered by the registrant in reaching a decision as to an accounting, auditing or financial reporting issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RIVER CAPITAL GROUP, INC.


March 31, 2005                        By:  /s/ WILLIAM P. DICKIE
                                         ---------------------------------------
                                            William P. Dickie
                                            Chief Financial Officer

















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